HIPPO LACE LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Balance Sheet as of March 31, 2010	2

Consolidated Statement of Income and Comprehensive Income for the Period
from December 11, 2009 (Date of Inception) to March 31, 2010	3

Consolidated Statement of Changes in Equity
from December 11, 2009 (Date of Inception) to March 31, 2010	4

Consolidated Statement of Cash Flows
from December 11, 2009 (Date of Inception) to March 31, 2010	5 – 6

Notes to the Consolidated Financial Statements	7 -16

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDER AND THE BOARD OF DIRECTORS OF

HIPPO LACE LIMITED

We have audited the accompanying consolidated balance sheet of Hippo Lace Limited (the “Company”) as of March 31, 2010 and the related consolidated statement of income and comprehensive income, statement of stockholder’s equity and cash flows for the period December 11, 2009 (Inception) to March 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hippo Lace Limited as of March 31, 2010, the consolidated results of its operations and its cash flows for the period December 11, 2009 (Inception) to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in note 2(c) to the consolidated financial statements, the Company’s minimal revenues, its dependency from continued funding from its stockholder and the net cash used in operating activities raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China,

February 10, 2011

HIPPO LACE LIMITED
CONSOLIDATED BALANCE SHEET
(IN U.S. DOLLARS)

March 31, 2010

ASSETS
CURRENTS ASSETS
Cash	$ 15,322
Other receivable	36,551
Inventories	2,604
Total current assets	54,477

Property and equipment	124,789
Security deposits	41,077
Goodwill	32,101

TOTAL ASSETS	$ 252,444

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable	$ 6,049
Income tax payable	2,421
Due to related party	8,812
Other payable	26,624
TOTAL CURRENT LIABILITIES	43,906

Stockholder's loan	196,266

TOTAL LIABILITIES	240,172

STOCKHOLDER'S EQUITY
Common stock (50,000 shares authorized with or without a par value;
1 share issued at par value of $1 and outstanding)	1
Retained earnings	12,271
TOTAL STOCKHOLDER'S EQUITY	12,272

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 252,444

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDTED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(IN U.S. DOLLARS)
For the period from December 11, 2009 (Date of inception) to
March 31, 2010

Sales	$ 56,930

Cost of sales	(18,864)

Gross profit	38,066

OPERATING EXPENSES
Administrative and general expenses	(79,873)
TOTAL OPERATING EXPENSES	(79,873)

NET OPERATING LOSS BEFORE INCOME TAXES	(41,807)

OTHER INCOME/(EXPENSES)
Other income	61,635
Other expenses	(5,136)
TOTAL OTHER INCOME, NET	56,499

INCOME BEFORE INCOME TAXES	14,692

INCOME TAXES EXPENSES	(2,421)

NET INCOME AND COMPREHENSIVE INCOME	$ 12,271

Earning per common share
Basic and fully diluted	$ 12,271

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY (UNAUDITED)
(IN U.S. DOLLARS)

	Common Stock, with or without a par value			Total
			Retained	stockholder's
	Number	Amount	earnings	equity

Balance at December 11, 2009 (date of inception)
	-	$ -	$ -	$ -
Common stock issued for cash	1	1	-	1
Net income for the period	-	-	12,271	12,271
Balance as of March 31, 2010	1	$ 1	$ 12,271	$ 12,272

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS
(IN U.S. DOLLARS)

For the period from December 11, 2009 (Date of inception) to
March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 12,271
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	4,241
Changes in operating assets and liabilities:
Other receivable	(36,304)
Inventories	1,545
Accounts payable	1,085
Income tax payable	2,421
Other payable	(11,054)
NET CASH USED IN OPERATING ACTIVITIES	(25,795

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of subsidiary	(182,982)
Cash acquired in acquisition of subsidiary	20,471
Proceeds from security deposits	3,488
Proceeds from related party	7,528
Purchase of property and equipment	(3,655)
NET CASH USED IN INVESTING ACTIVITIES	(155,150)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder's loan	196,266
Cash received from issuance of common stock	1
NET CASH PROVIDED BY FINANCING ACTIVITIES	196,267

NET INCREASE IN CASH AND CASH EQUIVALENTS	15,322

CASH AND CASH EQUIVALENTS

Beginning of period	-

End of period	$ 15,322

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -
Cash paid for income taxes	$ -

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 1 ORGANIZATION

Hippo Lace Limited (“the Company”) was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued for $1 to Mr. Gu Yao, who is the sole shareholder of the Company. The Company principally acts as an investing holding company.

In February 2010, the Company entered into and consummated an agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire 100% interests of its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). The consideration of $182,982 was paid in full on February 17, 2010 and share transfer was completed on February 24, 2010. Legend Sun is a limited liability company incorporated and domiciled in Hong Kong and its principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Hong Kong Dollar, however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

(b)

Principles of Consolidation

The balance sheet, results of operations and cash flows of our wholly-owned subsidiary, Legend Sun Limited, have been included in our consolidated financial statements. All intercompany accounts and transactions have been eliminated.

(c)

Going concern and management’s plans

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s minimal revenues, its dependency from continued funding from its stockholders and the net cash used in operating activities raise substantial double about its ability to continue as a going concern.    The Company's business plan includes raising funds from outside potential investors.  However, there is no assurance that it will be able to do so.

(d)

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to receivables, the recoverability and useful lives of long lived assets and realizable values for inventories.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(e)

Property and equipment

Property and equipment are stated in the balance sheet at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is calculated to write off the cost of assets over their estimated useful lives, using the straight line method, at the following annual rates:-

Furniture and equipment: 10% - 20%

Computer equipment: 10%

(f)

Inventories

Inventories consist of finished goods.  Inventories are measured at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition and is assigned by using a first-in first-out basis.  Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if valuation allowance is required.

(g)

Other receivables

Other receivables mainly consist of consultancy services income receivables.

(h)

Cash

Cash consist of cash on hand and at banks. Substantially all of the Company's cash deposits are held with financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

(i)

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in acquisition.  ASC-350-30-50 “Goodwill and Other Intangible Assets”, previously SFAS No. 142 requires the testing of goodwill and indefinite-lived intangible assets for impairment at least annually.  We test goodwill for impairment in the fourth quarter each year.  Goodwill impairment is computed using the expected present value of associated future cash flows.  There was no impairment of goodwill for the period ended March 31, 2010.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(j)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are reviewed for possible impairment whenever events indicate that the carrying amount of such assets may not be recoverable by comparing the undiscounted cash flows associated with the assets to their carrying amounts. If such a review indicates an impairment, the carrying amount would be reduced to fair value.

If long-lived assets are to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet.

(k)

Other payable

Other payable represents accrued payroll and expenses.

(l)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

(l) Fair value measurements (…/Cont’d)

The carrying values of cash, trade and other receivables, trade and other payables, and short-term borrowings approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of March 31, 2010.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(m)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740“ Income Taxes”, which includes SFAS No. 109 "Accounting for Income Taxes," which is clarified by FASB Interpretation ("FIN") 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740, “Income Taxes”, which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

(n)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes rules for the reporting of comprehensive income and its components.  Comprehensive income consists of net income and foreign currency translation adjustments.

(o)

Revenue recognition

Revenue represented the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(p)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

(q)

Segment information

ASC 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. The Company has only one segment, all of the Company's operations and customers are in Hong Kong and all incomes are derived from the provision of catering services. Accordingly, no geographic information is presented.

(r)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

As of March 31, 2010, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

(s)

Recently Issued Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on our financial statements. We do not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to our financial condition, results of operations, or disclosures.

In January 2010, the FASB issued new accounting guidance, under ASC Topic 820 on Fair Value Measurements and Disclosures. The guidance requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement. The guidance now requires a reporting entity to use judgment in determining the appropriate classes of assets and liabilities and to provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009. As this standard relates specifically to disclosures, the adoption did not have a material impact on the Company’s condensed consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

(s)

Recently Issued Accounting Pronouncements (…/Cont’d)

In February 2010, the FASB issued new accounting guidance, under ASC Topic 855 on Subsequent Events, which requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirements that an SEC filer disclose the date through which subsequent events have been evaluated.  The guidance was effective upon issuance. The adoption of the guidance did not have a material impact on the Company’s condensed consolidated financial statements.

In March 2010, the FASB issued new accounting guidance, under ASC Topic 605 on Revenue Recognition.  This standard provides that the milestone method is a valid application of the proportional performance model for revenue recognition if the milestones are substantive and there is substantive uncertainty about whether the milestones will be achieved.  Determining whether a milestone is substantive requires judgment that should be made at the inception of the arrangement.  To meet the definition of a substantive milestone, the consideration earned by achieving the milestone (1) would have to be commensurate with either the level of effort required to achieve the milestone or the enhancement in the value of the item delivered, (2) would have to relate solely to past performance, and (3) should be reasonable relative to all deliverables and payment terms in the arrangement.  No bifurcation of an individual milestone is allowed and there can be more than one milestone in an arrangement.  The standard is effective for interim and annual periods beginning on or after June 15, 2010. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

Note 3 BUSINESS ACQUISITION

In February 2010, the Company entered into a sale and purchase agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire its wholly owned subsidiary, Legend Sun Limited. Pursuant to the sale and purchase agreement, the Company  paid a total consideration of $182,982 (approximate HK$1,425,024) in exchange for 100% ownership of Legend Sun. Legend Sun is a Hong Kong company and it principally engages in provision of catering services in Hong Kong. The fair values of the assets acquired and liabilities assumed at the date of acquisition as determined in accordance with ASC 805, and the purchase price allocation at the date of acquisition, were as follows:

Cash and cash equivalents	$ 20,471
Other current assets	48,959
Property, plant and equipment	125,375
Goodwill	32,101
Current liabilities	(43,924)
Total purchase price	$ 182,982

NOTE 4 INVENTORIES

Inventories are stated at lower of cost or market.  Inventories represent finished goods for catering services.

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 5 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company's wholly owned subsidiaries in Hong Kong. Property, plant and equipment as of March 31, 2010 are summarized as follows:

Furniture & equipment	$ 46,956
Leasehold improvement	86,001
Computer equipment	7,066
________________
Total	140,023
Accumulated depreciation	(15,234)
Balance as at period ended	$ 124,789

Depreciation expense for the period from December 11, 2009 to March 31, 2010 was $4,241.

NOTE 6 SECURITY DEPOSITS

Security deposits as of March 31, 2010 represent the followings:

Security deposits paid to landlord for lease of building	$ 35,888
Utility deposits	4,367
Sundry deposits	822
$ 41,077

NOTE 7 STOCKHOLDER’S EQUITY AND RETAINED EARNINGS

The Company was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued at $1 to Mr. Gu Yao, who is the sole shareholder of the Company.

Authorized capital:- 50,000 ordinary shares	Nil

Issued and outstanding:- 1 ordinary share at $1	$ 1

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 8 INCOME TAX

All of the Company’s income tax is generated in Hong Kong.

A reconciliation of the expected income tax expense to the actual income tax expense as of March 31, 2010 is as follows:

Income before tax HK income tax rate Expected income tax expenses calculated at HK income tax rate	$ 14,692 16.5% 2,424
Temporary difference	(3)
Actual income tax expense	$ 2,421

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax liability has been provided as the amount involved is immaterial.

NOTE 9 OPERATING LEASE COMMITMENTS

The Company entered into a tenancy agreement in 2009 to lease premises for operation of our owned restaurant for a term of 5 years from June 1, 2009 to May 31, 2014 at a monthly rental rate of $6,667 for the first three years and $8,333 for the last two years.

At the balance sheet date, the total future minimum lease payments under non-cancellable operating lease in respect of leased premise are payable as follows:-

Year ended March 31,
2011	$ 92,602
2012	92,602
2013	15,433
Total	$200,637

NOTE 10 RELATED PARTY TRANSACTIONS

Balance with related party

Stockholder’s loan: Gu Yao, stockholder	$196,266
Due to Sizegenic Holdings Limited (“Sizegenic”) - (Under common control of Mr. Ching Ming)	$8,812

HIPPO LACE LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 (IN US DOLLARS)

NOTE 10 RELATED PARTY TRANSACTIONS (Cont’d)

The stockholder’s loan mainly represents the loan advance to the Company for acquisition of the wholly own subsidiary on February 24, 2010, Legend Sun.  This loan is unsecured, non-interest bearing and repayable after one year on December 11, 2011.

The amount due to related party represents the franchise fee expenses, and is interest-free, unsecured and without fixed repayment term.  The franchise fee expenses payable to Sizegenic was $8,812 for the period from December 11, 2009 (date of inception) to March 31, 2010.

NOTE 11 CERTAIN RISK AND CONCENTRATION

Credit risk

As of March 31, 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the period presented.

NOTE 12 SUBSEQUENT EVENT

On February 10, 2011, the Company and the sole shareholder Mr. Gu Yao entered into Share Exchange Agreement with Studio II Brands, INC. (“Studio II”), a Florida corporation whereby Studio II agreed to issue 2,291,100 shares of the common stock to Mr. Gu Yao to acquire all of the issued and outstanding shares of common stock of the Company. Upon consummation of the transaction, Studio II would become the ultimate holding company of the Company.  The exchange transaction was a private placement transaction, and the shares issued in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.